EXHIBIT 10.73

AMENDMENT NO. 4
Dated as of October 1, 2013
to
PURCHASE AND SALE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 4 (this “Amendment”) dated as of October 1, 2013 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation (the “Company”), and UGI ENERGY SERVICES, LLC (as successor to UGI Energy Services, Inc.), a Pennsylvania limited liability company (the “Originator”).
RECITALS
WHEREAS, the parties hereto have entered into a certain Purchase and Sale Agreement dated as of November 30, 2001 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”);
WHEREAS, effective as of the date hereof, (i) UGI Energy Services, Inc. will merge with and into UGI Newco, LLC, a Pennsylvania limited liability company (“Newco”), with Newco being the surviving entity and (ii) Newco will amend its name from “UGI Newco, LLC” to “UGI Energy Services, LLC” (such transaction, collectively, the “Subject Event”);
WHEREAS, concurrently herewith, Energy Services Funding Corporation, UGI Energy Services, LLC, Market Street Funding LLC and PNC Bank, National Association are entering into that certain Amendment No. 13 to Receivables Purchase Agreement, dated as of October 1, 2013 (the “RPA Amendment”); and
WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided.
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1.Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.
SECTION 2.    Notice; Consent.
2.1    Notice. The Originator hereby provides notice of UGI Energy Services, Inc.’s intent to perform and consummate the Subject Event on the date hereof and requests that each of the parties hereto acknowledge and consent to the consummation of such merger and name change effective as of the date hereof.
2.2    Consent. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in Section 2.1 above, (ii) consents to consummation of the Subject Event on the date hereof and (iii) waives any notice requirement with respect to the Subject Event set forth in the Agreement or any other Transaction Document.
SECTION 3.    Assumption. Effective as of the date hereof, the Originator hereby (i) unconditionally assumes all of UGI Energy Services, Inc.’s rights, duties and obligations under the Agreement and each of the other Transaction Documents and (ii) agrees to be bound by all of the terms and conditions of the Agreement and the Transaction Documents applicable to UGI Energy Services, Inc.
SECTION 4.    Amendments to the Agreement. The Agreement is hereby amended as follows:
4.1    Each reference to “UGI Energy Services, Inc.” in the Agreement is hereby replaced with a reference to “UGI Energy Services, LLC”.
4.2    Each reference to the Originator as a “corporation” in the Agreement is hereby replaced with a reference to the Originator as a “limited liability company”.
4.3    Each reference to “corporate” in the Agreement with respect to the Originator is hereby replaced with a reference to “limited liability company”.
4.4    Schedule 5.14A of the Agreement is hereby replaced with Schedule 5.14A attached hereto.
4.5    Schedule 5.15 of the Agreement is hereby replaced with Schedule 5.15 attached hereto.
SECTION 5.    Representations and Warranties; No Default. The Originator hereby represents and warrants to the Company, the Issuer and the Administrator as follows:
(a)    its representations and warranties contained in Article V of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b)    its execution and delivery by of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its limited liability company powers and have been duly authorized by all necessary limited liability company action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c)    no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred, is continuing, or would occur as a result of this Amendment.

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SECTION 6.    Miscellaneous.
6.1    Effectiveness. This Amendment shall become effective on the date, provided that each of the following conditions precedent have been satisfied (i) the Administrator and the Company shall have each received counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto and (ii) the RPA Amendment has become effective in accordance with its terms.
6.2    References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
6.3    Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
6.4    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
6.5    Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof).
6.6    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.7    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
6.8    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
ENERGY SERVICES FUNDING CORPORATION

By:      /s/ Angela K. Rodriguez
Name:    Angela K. Rodriguez
Title:    Assistant Treasurer
UGI ENERGY SERVICES, LLC

By:      /s/ Angela K. Rodriguez
Name:    Angela K. Rodriguez

Title:	Vice President and Chief Financial Officer

1	Amendment No. 4 to UGI PSA

CONSENTED TO:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:      /s/ Mark Falcione_________________
Name:    Mark Falcione
Title:    Executive Vice President

2	Amendment No. 4 to UGI PSA

Schedule 5.14A
CHIEF EXECUTIVE OFFICE OF THE ORIGINATOR

Originator	Jurisdiction of Organization and Type of Organization	Chief Executive Office	Organizational Identification Number
UGI Energy Services, LLC	Pennsylvania limited liability company	1100 Berkshire Blvd Suite 305 Wyomissing, PA 19610	4175358

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Schedule 5.15
TRADE NAMES

Current Legal Name	Trade Names	Prior Legal Names
UGI Energy Services, LLC	GASMARK	UGI Energy Services, Inc.
	POWERMARK UGI EnergyLink	UGI Newco, LLC

Schedule 5.15